UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 1, 2013

MEDICAN ENTERPRISES, INC.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-53408	87-0474017
(Commission File Number)	(IRS Employer Identification No.)

5955 Edmond Street, Suite 102 Las Vegas, NV 89118

(Address of Principal Executive Offices)

(702) 826-3365
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

This report contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled “Description of Business” and “Risk Factors.” These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, the factors described in the section captioned “Risk Factors” below. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements include, among other things, statements relating to:

•	our anticipated growth strategies and our ability to manage the expansion of our business operations effectively;

•	our ability to keep up with rapidly changing technologies and evolving industry standards;

•	our ability to source our needs for skilled labor, machinery and materials economically;

•	the loss of key members of our senior management; and

•	uncertainties with respect to the legal and regulatory environment surrounding our treatments.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this report. You should read this report and the documents that we reference and filed as exhibits to this report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

As used in this current report, the terms the “Company”, “Medican”, “we”, “us” and “our” refer to Medican Enterprises, Inc., formerly TC X Calibur, Inc., a Nevada corporation.

This Amendment No. 1 to the original 8-K filed on November 7, 2013 includes additional information about the Company’s operations and new developments related to its business.

Item 1.01 Entry into a Material Definitive Agreement.

On November 15, 2013, the Company’s subsidiary, Medican (Delta) Systems Inc. (“Medican Delta”) entered into a management services agreement (the “Management Services Agreement”) with IHL Medical Marijuana Inc. (“IHL”) and LFG Advisory Ltd. and LFG Advisory & Accounting Ltd. (“LFG”). Under the terms of the Management Services Agreement, the Company acquired the rights to certain services to be performed by IHL and LFG.

IHL and LFG agree to promote and develop the business of Medican Delta and assist Medican Delta with obtaining licensed producer status from Health Canada through a three-phase process. The period between November 15, 2013 and January 4, 2014 establishes the first phase of the Management Services Agreement (“Phase One”). During Phase One, LFG agrees to provide Medican Delta with consulting services for entering into formal relationships. IHL agrees to help Medican Delta obtain an application from Health Canada. Medican Delta agrees to pay IHL CAD$225,000 plus applicable taxes, and LFG CAD$50,000 plus applicable taxes during Phase One. To date, the Company has paid $100,000 under Phase One of the Agreement.

The period between January 4, 2014 and January 15, 2014 establishes the second phase of the Management Services Agreement (“Phase Two”). During Phase Two, LFG agrees to provide Medican Delta with consulting services to develop facilities and a business infrastructure necessary for the legal distribution of Medican Delta’s products. IHL agrees to assist in the development of a facility to produce and distribute Medican Delta’s products, hire employees, develop processes for profitability, ensure compliance with applicable laws, and prepare a site for final government approval. Medican Delta agrees to pay IHL CAD$225,000 plus applicable taxes, and LFG CAD$50,000 plus applicable taxes during Phase Two. The Company agreed on January 10, 2014 that in the event that any of the deadlines set forth in the Agreement pass without complete satisfaction of the payment or performance outlined in the Agreement, the parties will work in good faith to re-establish reasonable deadlines and work together to see the milestones outlined in the Agreement to fruition.

The third phase of the Management Services Agreement commences after the completion of Phase Two and runs until a date of completion to be agreed upon by the parties (“Phase Three”). During Phase Three, LFG will provide Medican Delta with consulting services to develop facilities and business infrastructure necessary to operate its business. IHL agrees to assist Medican Delta with the development of a strategic plan regarding all aspects of operating a lawful business. Medican Delta agrees to pay IHL CAD$9,500 per month plus applicable taxes, and LFG CAD$8,000 per month plus applicable taxes during Phase Three.

In addition to the payments mentioned above, during Phase One and Phase Two, Medican Delta agrees to pay IHL and LFG an amount equal to two percent (2%) of all money procured from investors, and IHL and LFG agree to share this money equally. In addition, LFG and Medican Delta agree to an independent contractor relationship between the parties.

2.01 Completion of Acquisition or Disposition of Assets

As stated in Item 1.01 above, on November 15, 2013, the Company acquired the rights to the services to be performed under the Management Services Agreement. As the acquisition of these rights has caused the Company to cease being a “shell company” (see Item 5.06 below), pursuant to Item 2.01(f), this Form 8-K includes the information required on a Form 10 registration statement.

Item 5.06  Change in Shell Company Status.

Prior to entering into the Management Services Agreement, the Company was a “shell company” as defined by Rule 12b-2 under the Exchange Act of 1934. As of November 15, 2013, the Company entered into the Management Services Contract and the Company has ceased to be a shell company under Rule 12b-2 of the Exchange Act. Furthermore, since October 1, 2013, the Company’s officers and directors have established business operations within the Company and no longer meets the definition of a “shell company” under Rule 12b-2 because the Company has exceeded “nominal operations.” A brief description of the operations and focus of the Company as of October 1, 2013 for the remainder of this fiscal year and for at least the first six months of 2014 is included herewith.

Form 10 Disclosure

Since we have begun operations on October 1, 2013 and no longer meet the definition of a shell corporation under 12b-2 of the Exchange Act, we have elected to disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, we are providing below the information that would be included in a Form 10 if we were to file a Form 10.

DESCRIPTION OF BUSINESS

Our Corporate History and Background

TC X Calibur, Inc. was organized under the laws of the State of Nevada on October 27, 1988, under the name “Extant Investments, Inc.”

The following are the material organizational business developments since inception:

Early History

•
Commencing on or about December 5, 1990, pursuant to a Registration Statement on Form S-18 filed with the Securities and Exchange Commission and a Prospectus dated as of such date, we offered and sold units consisting of common stock and warrants that was closed on January 31, 1991.

•
Effective May 17, 1991, we acquired all of the issued and outstanding shares of common stock of Sentinel Diagnostics, Inc., an Arizona corporation (“Sentinel Diagnostics”), pursuant to an Agreement and Plan of Reorganization (the “Sentinel Plan”), and changed our name to “Sentinel Scientific, Inc.”

•	We discontinued our business operations in late 1992 for lack of funding.

•
Effective August 10, 1993, and pursuant to a Reorganization Agreement (the “AFC Plan”), we acquired all of the outstanding shares of common stock of A.F.C. Entertainment, Inc., a corporation organized under The Companies Act of Barbados (“AFC”), and changed our name to “TC X Calibur, Inc.”

•
Effective December 31, 1993, we acquired all of the outstanding shares of common stock of Film Opticals Investments, Limited, a corporation organized under the laws of the Province of Ontario, Canada (“Film Opticals”).

•
In 1993, a wholly-owned subsidiary of Film Opticals, Film Opticals of Canada Limited (“Film Opticals of Canada”), sought court protection by filing a Notice of Intention to Make a Proposal pursuant to Subsection 50.4(1) of the Bankruptcy and Insolvency Act of Canada, because of a dispute with a creditor pursuant to a secured promissory note and a trustee (the “Trustee”) was appointed to oversee Film Opticals of Canada’s financial management in the Ontario Justice Court, General Division, Case No. B163/94.  Operation continued pending a resolution of the dispute with this creditor.

•
Film Opticals of Canada’s proposal under its Notice of Intention to Make a Proposal was ultimately accepted by the Ontario Justice Court on April 25, 2000.  A copy of the Certificate of Full Performance of Proposal executed by the Trustee was filed as Exhibit 99 to our 8-K Current Report dated May 5, 2000, and is incorporated herein by this reference, in Part IV, Item 15..

•
Effective March 21, 2001, we filed a Certificate of Amendment to our Articles of Incorporation whereby our outstanding shares of common stock were reverse split on a basis of 1 for 20, while retaining our authorized shares at 50,000,000 and our par value at $0.001 per share, with appropriate adjustments being made in our additional paid in capital and stated capital accounts, and with all fractional shares being rounded up to the nearest whole share; no stockholder, computed on a per stock certificate of record basis, then owning 100 or more shares, was reduced to less than 100 shares; and no stockholder, then owning less than 100 shares, on the per stock certificate of record basis, was affected by the reverse split; and all fractional shares for rounding related to the reverse split were authorized to be issued by our Board of Directors.  All computations herein take into account this recapitalization.

•
On or about December 28, 2004, pursuant to resolutions adopted by our Board of Directors and approved by the holders of a majority our outstanding shares of common stock, we sold substantially all of our assets by the conveyance of our wholly-owned subsidiary, Film Opticals (and its subsidiary, Film Opticals of Canada), and our film library (“Film Library”), to Film Opticals of Canada 2004 Limited, a newly formed corporation organized under the Province of Ontario, Canada (“New Film Opticals”), and a wholly-owned subsidiary of Berliner Holdings, Inc. (“Berliner”). Berliner was wholly-owned by our then President, Claus Voellmecke. As consideration of the purchase and sale of these assets, Berliner agreed to cancel 500,000 shares of our common stock that it owned and agreed, together with New Film Opticals, to assume, pay and/or compromise all of our outstanding claims or liabilities related to Film Opticals and our Film Library and indemnify and hold us harmless from them. For additional information, please see our 8-K Current Report, our 8-K/A-1 Current Report and our 8-K/A-2 Current Report that have been previously filed with the Securities and Exchange Commission on or about December 8, 2004, December 9, 2004 and January 4, 2005, respectively, and which include a copy of the Definitive Proxy Statement that was mailed to our stockholders on or about December 8, 2004.

•
In addition to the above referenced sale of substantially all of our assets on or about December 28, 2004, pursuant to resolutions adopted by our Board of Directors and approved by the holders of a majority of our outstanding shares of common stock, we amended our Articles of Incorporation to change our capitalization to add a class of preferred stock, and gave our Board of Directors authority to effect recapitalizations and/or name changes without further stockholder approval.

•
On or about September 15, 2005, certain shares of our outstanding common stock were acquired pursuant to a private transaction by Jenson Services, Inc., a Utah corporation (“Jenson Services”), Duane S. Jenson, Travis T. Jenson and Thomas J. Howells, which shares, when accumulated with shares of our common stock that were already owned by these persons, represented a controlling interest in us.

•
On November 2, 2007, we announced the execution of a Letter of Intent to acquire EV Rental, LLC, a California limited liability company.  On March 3, 2008, we terminated our obligations under the Letter of Intent.

•
On December 28, 2007, in the OTCBB trading market on that date, we effected a forward split of our outstanding common stock on a basis of 2.3943 for one, while retaining the current par value of $0.001 per share, with all fractional shares rounded up to the nearest whole share, and with appropriate adjustments in our capital accounts.  All computations herein take into account this recapitalization.

2008

•	On February 28, 2008, we filed Restated Articles of Incorporation with the State of Nevada, a copy of which is incorporated herein by reference. See Part IV, Item 15.

•
On September 11, 2008, we filed a registration statement on Form 10 of the Securities and Exchange Commission (the “SEC”) registering our $0.001 par value common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This registration statement became effective on or about November 9, 2008.  See Part IV, Item 15.

2009

•	There were no material business developments in 2009.

2010

•
On November 29, 2010, in the OTCBB trading market on that date, we effected a reverse split of our outstanding common stock on a basis of one for four, while retaining the current par value of $0.001 per share, with all fractional shares rounded up to the nearest whole share, and with appropriate adjustments in our capital accounts.  All computations herein take into account this recapitalization.

2011

•	There were no material business developments in 2011.

2012

•	There were no material business developments in 2011.

2013

On June 25, 2013, Kenneth Williams (the “Buyer”) entered into a series of Stock Purchase Agreements (the “SPAs”) with Jenson Services and several other shareholders through which the Buyer collectively purchased 858,946 shares of TC X Calibur, Inc. (the “Company”), representing approximately 65% of the outstanding common stock of the Company, for total consideration of $96,500.77.

At the closing of the SPAs, the Buyer became the holders of an aggregate of approximately 65% of the Company’s outstanding shares of common stock, and a change of control of the Company occurred.

As approved by the Company July 2, 2013 and subsequently announced to the shareholders via mailing, the Company filed Articles of Amendment to its Articles of Incorporation on August 6, 2013 changing its name to MEDICAN ENTERPRISES, INC. This name change has been processed by FINRA and is effective with them today, September 18, 2013. The new symbol announced was MDCN.

On August 16, 2013, our Company’s board of directors approved a stock dividend, on a basis of 20:1 (the “Stock Dividend”), pursuant to which, our Company’s shareholders as at September 24, 2013 received twenty (20) shares of our Company’s common stock for each one (1) share of common stock currently held. The pay-out date as approved by our board of directors and Financial Industry Regulatory Authority is September 25, 2013.

Upon completion of the Stock Dividend, our Company’s issued and outstanding shares increased from 1,325,062 to 26,501,240 shares of common stock, par value of $0.001.

In the fourth quarter of 2013, the Company formed two subsidiaries: Median Systems, Inc., a Yukon corporation and Medican (Delta) Systems, Inc., a British Columbia corporation.

On November 15, 2013, the Company’s subsidiary, Medican (Delta) Systems Inc. (“Medican Delta”) entered into a management services agreement (the “Management Services Agreement”) with IHL Medical Marijuana Inc. (“IHL”) and LFG Advisory Ltd. and LFG Advisory & Accounting Ltd. (“LFG”). Under the terms of the Management Services Agreement, IHL and LFG agree to promote and develop the business of Medican Delta and assist Medican Delta with obtaining licensed producer status from Health Canada.

Overview of our Current Business

The new business operations of the Company will focus on newsworthy developments in the medical cannabis (“MMJ”) industry. Specifically, the Company has engaged a consultant to administer a website, www.cannabismagazine.com, that will focus on new developments in and related to the medical cannabis industry.

The Company intends to help facilitate the discussion within the medical cannabis industry through its publications and to forge strategic relationships with individuals and related businesses within the industry. The Company may consider strategic acquisitions of companies within the medical cannabis industry, but has no immediate plans for material acquisitions of plants or equipment or material increases in its number of employees in the current fiscal quarter. The Company intends to evaluate its options for future mergers or partnerships based on the response to its online and print publications and its advertising revenue, as it develops.

The Management Services Agreement with IHL is a key step in establishing the Company as a leader in the MMJ industry. Currently Health Canada is preparing for a major shift from designated growers to licensed commercial growers.  Under the designated grower program, production was limited to two patients per grower and four patients per civic address. Under the new system, there will be no limit to the number of patients for the licensed commercial grower.  Therefore, we are working with IHL to implement our business model by becoming a licensed commercial grower (the “License”).

Up until now in Canada, medical uses of marijuana have been governed by Marijuana Medical Access Regulations (“MMAR”).  The MMAR granted the Canadian government the sole authority to produce and sell medical marijuana to patients.  As a result, only one company was contracted with the Canadian government to produce and sell to patients.  The MMPR’s proposed changes will effectively privatized the medical marijuana industry and thus, the government will no longer have contracts to grow marijuana but will open that option to free enterprise.  This means that there is no subsidy for the costs of goods and therefore, growers will be allowed to set their prices.  This change is unprecedented.  This is the first of its kind and the first time Canadian companies can produce medical marijuana.  Therefore, growers that receive a commercial growers license will effectively control the medical marijuana business.

Products and Services

The Company is the publisher of “Cannabis Magazine” online and in hard copy form and the operator of the website.

The Company is actively meeting with other companies and individuals in the medical marijuana industry to establish relationships and partnerships that will benefit the Company going forward.

The Company is working with IHL to obtain a License through Health Canada to become a licensed commercial grower of medical marijuana.

Sales and Marketing

The physical copies of Cannabis Magazines will be distributed for free in over 4000 medical cannabis locations throughout the United States. Cannabis Magazine will feature lifestyle and informational articles on the medical cannabis industry as well as sell advertisements in the magazine. As part of its online imprint, the Company maintains and updates Cannabis Magazine’s blog at www.cannabismagazine.com and plans to organize events and informational sessions related to the medical cannabis industry.

The website of the Company, www.cannabismagazine.com is live. The Company intends to distribute physical copies of the magazine to dispensaries by the end of February.

Market

The medical cannabis industry is rapidly growing and changing. Twenty-one states have legalized medical cannabis or marijuana in one form or another, and the trend is toward more acceptance with many people. Many legitimate businesses have been formed based on the increase in acceptance of the industry and the usage of medical cannabis. These related businesses are not viewed by the Company as competitors, but as customers. The Company’s online and print magazines can be used to provide information to those in the industry, to introduce various companies within the industry to each other and to generate revenue for the Company by selling advertisements.

Competition

There are several other online and print magazines that focus on the medical cannabis industry, including Medical Cannabis Journal, Cannabis Culture, and DOPE Magazine.

Many of our competitors have had longer operating histories, better brand recognition and greater financial resources than we do.  In order for us to successfully compete in our industry we will need to:

•	develop our brand;
•	leverage our management’s contacts and business experience to develop a wider customer base;
•	develop a comprehensive marketing system for retail clients; and
•	increase our financial resources.

However, there can be no assurance that even if we do these things we will be able to compete effectively with the other companies in our industry.

As we are a relatively small company, we face the same problems as other small companies in any industry, including the lack of available funds, lack of established distribution channels or a large customer base. Our competitors may be substantially larger and better funded than us, and have significantly longer histories of operation and development than us. In addition, they may be able to provide more competitive products than we can and generally be able to respond more quickly to new or emerging technologies and changes in legislation and regulations relating to the industry. Additionally, our competitors may devote greater resources to the development, promotion and sale of their products or services than we do. Increased competition could also result in loss of key personnel, reduced margins or loss of market share, any of which could harm our business.

Intellectual Property

We lease the rights to our website, www.cannabismagazine.com.

Employees

As of October 1, 2013, we had one employee, our CEO, Ken Williams and one consultant, Pope Media.

Reports to Security Holders

We are subject to the reporting and other requirements of the Exchange Act and we intend to furnish our shareholders annual reports containing financial statements audited by our independent registered public accounting firm and to make available quarterly reports containing unaudited financial statements for each of the first three quarters of each year. We file Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Current Reports on Form 8-K with the Securities and Exchange Commission in order to meet our timely and continuous disclosure requirements. We may also file additional documents with the Commission if they become necessary in the course of our Company’s operations.

The public may read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is www.sec.gov.

DESCRIPTION OF PROPERTY
Our principal offices are located at 5955 Edmond Street, Suite 102, Las Vegas, Nevada 89118.  Our telephone number is (702) 826-3365. Our office is approximately 185 square feet in size. The lease is month-to-month and the rate is $1,500 per month.

RISK FACTORS

An investment in our common stock involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this report, before making an investment decision. If any of the following risks actually occur, our business, financial condition or results of operations could suffer. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment. You should read the section entitled “Special Note Regarding Forward Looking Statements” above for a discussion of what types of statements are forward-looking statements, as well as the significance of such statements in the context of this report.

RISKS RELATED TO OUR BUSINESS

You should carefully consider the risks described below together with all of the other information included in this report before making an investment decision with regard to our securities.  The statements contained in or incorporated into this current report on Form 8-K that are not historic facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements.  If any of the following risks actually occur, our business, financial condition or results of operations could be harmed. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment.

We will continue to need additional financing to carry out our business plan.  We need to obtain significant additional funding to successfully continue our business.  Such additional funds may not be readily available or may not be available on terms acceptable to us.

We may not be able to effectively manage our growth.  Our strategy envisions growing our business.  Any growth in or expansion of our business is likely to continue to place a strain on our management and administrative resources, infrastructure and systems.  As with other growing businesses, we expect that we will need to further refine and expand our business development capabilities, our systems and processes and our access to financing sources.  We also will need to hire, train, supervise and manage new employees.  These processes are time consuming and expensive, will increase management responsibilities and will divert management attention.  We cannot assure you that we will be able to:

•	expand our products effectively or efficiently or in a timely manner;

•	allocate our human resources optimally;

•	meet our capital needs;

•	identify and hire qualified employees or retain valued employees; or

•	incorporate effectively the components of any business or product line that we may acquire in our effort to achieve growth.

Our inability or failure to manage our growth and expansion effectively could harm our business and materially and adversely affect our operating results and financial condition.

We will need to attract advertisers to our website and magazine to increase revenues.  We will derive a significant portion of our revenue from sales of advertisements on our website and in our magazine, and expect to continue to derive a substantial portion of our revenues from these areas in the immediate future.  Due to this dependence on a limited number of revenue sources, our failure to achieve anticipated results with any one of these products or services will harm our business.

Our operating results may fluctuate significantly based on customer and reader acceptance of our publications.  Management expects that we will experience substantial variations in our net sales and operating results from quarter to quarter due to customer acceptance and popularity of our publications.  We rely on distribution and readership numbers to be more appealing to advertisers that purchase ad space in our publications.  If customers don’t read our publications, our sales and revenues would decline, resulting in a reduction in our operating income.

As a result of fluctuations in our revenue and operating expenses that may occur, management believes that period-to-period comparisons of our results of operations are not a good indication of our future performance.

If we incur substantial liability from litigation, complaints, or enforcement actions resulting from our publications, our financial condition could suffer.  Litigation, complaints, and enforcement actions involving us could consume considerable amounts of financial and other corporate resources, which could have a negative impact on our sales, revenue, profitability and growth prospects.  We have not been, and are not currently, subject to any material litigation, complaint or enforcement action regarding our publications by any federal, state or foreign regulatory authority.

We are operating in a highly competitive industry and may not be able to compete successfully.  We are involved in a highly competitive industry where we may compete with numerous other companies who offer alternative publications focusing on medical cannabis, who may have far greater resources, more experience, and personnel perhaps more qualified than we do.  There can be no assurance that we will be able to successfully compete against these other entities.

We will be required to attract and retain top quality talent to compete in the marketplace.  We believe our future growth and success will depend in part on our ability to attract and retain highly skilled managerial, product development, sales and marketing, and finance personnel.  There can be no assurance of success in attracting and retaining such personnel.  Shortages in qualified personnel could limit our ability to increase sales of existing products and services and launch new product and service offerings.

Our forecasts are highly speculative in nature and we cannot predict results in a development stage company with a high degree of accuracy.  Any financial projections, especially those based on ventures with minimal operating history, are inherently subject to a high degree of uncertainty, and their ultimate achievement depends on the timing and occurrence of a complex series of future events, both internal and external to the enterprise.  There can be no assurance that potential revenues or expenses we project will, in fact, be received or incurred.

We will be subject to evolving and expensive corporate governance regulations and requirements.  Our failure to adequately adhere to these requirements or the failure or circumvention of our controls and procedures could seriously harm our business.  As a publicly traded company, we are subject to various federal, state and other rules and regulations, including applicable requirements of the Sarbanes-Oxley Act of 2002.  Compliance with these evolving regulations is costly and requires a significant diversion of management time and attention, particularly with regard to our disclosure controls and procedures and our internal control over financial reporting.  Our internal controls and procedures may not be able to prevent errors or fraud in the future.  Faulty judgments, simple errors or mistakes, or the failure of our personnel to adhere to established controls and procedures, may make it difficult for us to ensure that the objectives of the control system are met.  A failure of our controls and procedures to detect other than inconsequential errors or fraud could seriously harm our business and results of operations.

Our limited senior management team size may hamper our ability to effectively manage a publicly traded company while developing our products and harm our business.  Our management team has experience in the management of publicly traded companies and complying with federal securities laws, including compliance with recently adopted disclosure requirements on a timely basis.  They realize it will take significant resources to meet these requirements while simultaneously working on developing and protecting our IP.  Our management will be required to design and implement appropriate programs and policies in responding to increased legal, regulatory compliance and reporting requirements, and any failure to do so could lead to the imposition of fines and penalties and harm our business

Increased popularity with the legalization of medical cannabis in the United States could result in unfavorable media coverage, which could ultimately negatively affect our business. Our business industry receives a high degree of media coverage in the United States.  The legalization of cannabis, both for medical uses and recreational uses, is becoming popular in the United States and Canada.  This will increase the amount of media coverage our business industry receives.  This media coverage could be negative coverage that may affect how others view our business.  If this occurs, we may have difficulty attracting new readers.  Further, such negative publicity also could have an adverse effect on the size, engagement, and loyalty of our readership and result in decreased revenue, which could adversely affect our business and financial results.

Our readers may be unhappy with our publications or changes to our publications and may boycott. We may make changes in the future to our website and magazine that our readers may not like, find useful or agree with.  If readers are unhappy with these changes, they may stop reading our publications, and then advertisers may stop advertising with us.  They may, in addition, choose to take other types of action against us such as organizing petitions or boycotts focused on our company, our website or any of our services, filing claims with the government or other regulatory bodies, or filing lawsuits against us.  Any of these actions could negatively impact our growth, which would harm our business.  If this occurs, it is likely that it will cost us extensive resources and time to resolve any disagreements our patients may have.  It is not possible to predict the final resolution of any disputes, and the impact of these issues on our business, results of operations and financial condition could be material.

Our future business success and our ability to achieve revenues consistent with our business expectations in the next several years, as well as the continued operation of our Company, depends critically upon our success in obtaining a producer’s license. A failure to obtain the commercial grower’s license will materially adversely affect the success and viability of our Company and would likely result in a default under our debt obligations.

Under Canada’s current marijuana regulation system, production and distribution of medical marijuana is limited to two patients per grower and four patients per civic address.  However, the proposed Marijuana for Medical Purposes Regulations (“MMPR”) is preparing for a major shift from designated growers to licensed commercial growers that will allow for commercialization of the production and distribution of medical marijuana.  Under the new system, there will be no limit to the number of patients for a licensed commercial grower.  The MMPR will come into effect after March 31, 2014.  Once the application for the license commercial grower is available, the Company will apply with Health Canada and begin the process necessary to become a licensed producer.  Under the MMPR, for a party to legally possess, sell, provide, ship, deliver, transport and/or destroy, produce, export and/or import marijuana for medical purposes, the party must apply with Health Canada to become a licensed producer.  To obtain a producer license from Health Canada, the Company must demonstrate compliance with the requirements outlined in the MMPR.  Adhering to these requirements typically requires substantial amounts of funding or substantial resource commitments.

The requirements set forth by MMPR and Health Canada are extensive and could be difficult to achieve. If we cannot timely and successfully obtain a producer license, this would result in material adverse impact on our results of operations and liquidity, and ability to continue as a going concern.

Because Health Canada has not disclosed the number of producer licenses that it will grant, our market may be saturated at the outset.

The Company depends upon our ability to receive a producer license from Health Canada as a major source for growing our business.   Although we may be granted a producer license, our operations may still suffer if Health Canada grants too many producer licenses, thus saturating the market for medical marijuana-producing businesses.  This could adversely impact our business and our prospects.  We are aware of many groups intending to apply.  However, we are unsure how many will be able to meet the strict requirements or have anywhere near our patient database list or credibility.

The use of marijuana has not been proven to be safe and effective by Canada’s Food Drug Regulations.

To date, scientific studies do not demonstrate conclusively that dried marijuana is safe and effective for medical use.  Most scientific studies focus on chemicals sourced from marijuana, not dried marijuana itself. Consequently, dried marijuana has not been authorized as a therapeutic product in Canada. However, Canadian courts have found that individuals who need marijuana for medical purposes have a right to reasonable access to a legal source of marijuana.  Therefore, production of dried marijuana in the past was exempted from application of the Canada’s Food and Drug Regulations (FDR), as well as the sales and importation of marijuana. This may limit our business, as potential patients may be hesitant to use a product that has not been approved or studied by the industry or government. Should the FDR determine that the use of dried marijuana is not safe and effective for medical use, this would also severely impact our business.

Increased popularity with the legalization of marijuana in Canada could result in unfavorable media coverage, which could ultimately negatively affect our business.

Our business industry receives a high degree of media coverage around Canada, as well as in the United States.  The legalization of marijuana, both for medical uses and recreational uses, is becoming popular in the United States and Canada.  This will increase the amount of media coverage our business industry receives.  This media coverage could be negative coverage that may affect how others view our business.  If this occurs, we may have difficulty attracting new patients.  Further, such negative publicity also could have an adverse effect on the size, engagement, and loyalty of our user base and result in decreased revenue, which could adversely affect our business and financial results.  In addition, the increase popularity and media coverage of marijuana for recreational uses could reduce regulation of marijuana, which could increase our competition if people decide to grow their own product.  If this occurs, we may see a decrease in revenue, which could adversely affect our profitability.

Risks Relating to Ownership of Our Securities

Our stock price may be volatile, which may result in losses to our shareholders.

The stock markets have experienced significant price and trading volume fluctuations, and the market prices of companies listed on the over-the-counter Bulletin Board quotation system in which shares of our common stock are listed, have been volatile in the past and have experienced sharp share price and trading volume changes. The trading price of our common stock is likely to be volatile and could fluctuate widely in response to many factors, including the following, some of which are beyond our control:

o	variations in our operating results;
o	changes in expectations of our future financial performance, including financial estimates by securities analysts and investors;
o	changes in operating and stock price performance of other companies in our industry;
o	additions or departures of key personnel; and
o	future sales of our common stock.

Domestic and international stock markets often experience significant price and volume fluctuations. These fluctuations, as well as general economic and political conditions unrelated to our performance, may adversely affect the price of our common stock.

Our common shares may become thinly traded and you may be unable to sell at or near ask prices, or at all.

We cannot predict the extent to which an active public market for trading our common stock will be sustained.

This situation is attributable to a number of factors, including the fact that we are a small company which is relatively unknown to stock analysts, stock brokers, institutional investors and others in the investment community who generate or influence sales volume.  Even if we came to the attention of such persons, those persons tend to be risk-averse and may be reluctant to follow, purchase, or recommend the purchase of shares of an unproven company such as ours until such time as we become more seasoned and viable. As a consequence, there may be periods of several days or more when trading activity in our shares is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on share price. We cannot give you any assurance that a broader or more active public trading market for our common stock will develop or be sustained, or that current trading levels will be sustained.

The market price for our common stock is particularly volatile given our status as a relatively small company, which could lead to wide fluctuations in our share price. You may be unable to sell your common stock at or above your purchase price, if at all, which may result in substantial losses to you.

Shareholders should be aware that, according to SEC Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (1) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (2) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (3) boiler room practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (4) excessive and undisclosed bid-ask differential and markups by selling broker-dealers; and (5) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses. Our management is aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities. The occurrence of these patterns or practices could increase the volatility of our share price.

We do not anticipate paying any cash dividends to our common shareholders.

We presently do not anticipate that we will pay dividends on any of our common stock in the foreseeable future. If payment of dividends does occur at some point in the future, it would be contingent upon our revenues and earnings, if any, capital requirements, and general financial condition. The payment of any common stock dividends will be within the discretion of our Board of Directors. We presently intend to deploy available capital to execute our business plan; accordingly, we do not anticipate the declaration of any dividends for common stock in the foreseeable future.

Because the SEC imposes additional sales practice requirements on brokers who deal in shares of penny stocks, some brokers may be unwilling to trade our securities. This means that you may have difficulty reselling your shares, which may cause the value of your investment to decline.

Our shares are classified as penny stocks and are covered by Section 15(g) of the Securities Exchange Act of 1934 (the “Exchange Act”) which imposes additional sales practice requirements on brokers-dealers who sell our securities in this offering or in the aftermarket. For sales of our securities, broker-dealers must make a special suitability determination and receive a written agreement prior from you to making a sale on your behalf. Because of the imposition of the foregoing additional sales practices, it is possible that broker-dealers will not want to make a market in our common stock. This could prevent you from reselling your shares and may cause the value of your investment to decline.

Financial Industry Regulatory Authority (FINRA) sales practice requirements may limit your ability to buy and sell our common stock, which could depress the price of our shares.

FINRA rules require broker-dealers to have reasonable grounds for believing that an investment is suitable for a customer before recommending that investment to the customer. Prior to recommending speculative low-priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status and investment objectives, among other things. Under interpretations of these rules, FINRA believes that there is a high probability such speculative low-priced securities will not be suitable for at least some customers. Thus, FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our shares, have an adverse effect on the market for our shares, and thereby depress our share price.

Volatility in Our Common Share Price May Subject Us to Securities Litigation.

The market for our common stock is characterized by significant price volatility as compared to seasoned issuers, and we expect that our share price will continue to be more volatile than a seasoned issuer for the indefinite future. In the past, plaintiffs have often initiated securities class action litigation against a company following periods of volatility in the market price of its securities. We may, in the future, be the target of similar litigation. Securities litigation could result in substantial costs and liabilities and could divert management's attention and resources.

The elimination of monetary liability against our director, officer and employees under Nevada law and the existence of indemnification rights of our director, officer and employees may result in substantial expenditures by our Company and may discourage lawsuits against our director, officer and employees.

Our articles of incorporation provide that directors and officers of the Company will not be personally liable to the Company or any of its stockholders for damages for breach of fiduciary duty as a director or officer except for acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or the payment of dividends.  In addition, our bylaws implement indemnification provisions requiring the Company to indemnify our directors to the fullest extent permitted by state law, and permit our board of directors to indemnify our officers.  We may also have contractual indemnification obligations under our employment agreements with our officers. The foregoing indemnification obligations could result in our company incurring substantial expenditures to cover the cost of settlement or damage awards against directors and officers, which we may be unable to recoup. These provisions and resultant costs may also discourage our company from bringing a lawsuit against directors and officers for breaches of their fiduciary duties, and may similarly discourage the filing of derivative litigation by our shareholders against our directors and officers even though such actions, if successful, might otherwise benefit our company and shareholders.

Our business is subject to changing regulations related to corporate governance and public disclosure that have increased both our costs and the risk of noncompliance.

Because our common stock is publicly traded, we are subject to certain rules and regulations of federal, state and financial market exchange entities charged with the protection of investors and the oversight of companies whose securities are publicly traded. These entities, including the Public Company Accounting Oversight Board, the SEC and FINRA, have issued requirements and regulations and continue to develop additional regulations and requirements in response to corporate scandals and laws enacted by Congress, most notably the Sarbanes-Oxley Act of 2002. Our efforts to comply with these regulations have resulted in, and are likely to continue resulting in, increased general and administrative expenses and diversion of management time and attention from revenue-generating activities to compliance activities. Because new and modified laws, regulations and standards are subject to varying interpretations in many cases due to their lack of specificity, their application in practice may evolve over time as new guidance is provided by regulatory and governing bodies. This evolution may result in continuing uncertainty regarding compliance matters and additional costs necessitated by ongoing revisions to our disclosure and governance practices.

We will incur increased costs and compliance risks as a result of becoming a public company.

As a public company, we will incur significant legal, accounting and other expenses that Health Education did not incur as a private company prior to the share exchange closing.

We will incur costs associated with our public company reporting requirements. We also anticipate that we will incur costs associated with recently adopted corporate governance requirements, including certain requirements under the Sarbanes-Oxley Act of 2002, as well as new rules implemented by the SEC and FINRA.  We expect these rules and regulations, in particular Section 404 of the Sarbanes-Oxley Act of 2002, to significantly increase our legal and financial compliance costs and to make some activities more time-consuming and costly. Like many smaller public companies, we face a significant impact from required compliance with Section 404 of the Sarbanes-Oxley Act of 2002. Section 404 requires management of public companies to evaluate the effectiveness of internal control over financial reporting and the independent auditors to attest to the effectiveness of such internal controls and the evaluation performed by management. The SEC has adopted rules implementing Section 404 for public companies as well as disclosure requirements. The Public Company Accounting Oversight Board, or PCAOB, has adopted documentation and attestation standards that the independent auditors must follow in conducting its attestation under Section 404. We are currently preparing for compliance with Section 404; however, there can be no assurance that we will be able to effectively meet all of the requirements of Section 404 as currently known to us in the currently mandated timeframe. Any failure to implement effectively new or improved internal controls, or to resolve difficulties encountered in their implementation, could harm our operating results, cause us to fail to meet reporting obligations or result in management being required to give a qualified assessment of our internal controls over financial reporting or our independent auditors providing an adverse opinion regarding management’s assessment. Any such result could cause investors to lose confidence in our reported financial information, which could have a material adverse effect on our stock price.

We also expect these new rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified individuals to serve on our Board of Directors or as executive officers. We are currently evaluating and monitoring developments with respect to these new rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

Sales of our currently issued and outstanding stock may become freely tradable pursuant to Rule 144 and may dilute the market for your shares and have a depressive effect on the price of the shares of our common stock.

A majority of the outstanding shares of our common stock are “restricted securities” within the meaning of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”) (“Rule 144”). As restricted shares, these shares may be resold only pursuant to an effective registration statement or under the requirements of Rule 144 or other applicable exemptions from registration under the Securities Act and as required under applicable state securities laws. Rule 144 provides in essence that one year following a company ceasing to be a “shell company” and filing Form 10 information with the SEC to that effect, a non-affiliate who has held restricted securities for a period of at least six months may sell their shares of common stock. Under Rule 144, affiliates who have held restricted securities for a period of at least six months may, under certain conditions, sell every three months, in brokerage transactions, a number of shares that does not exceed the greater of 1% of a company’s outstanding shares of common stock or the average weekly trading volume during the four calendar weeks prior to the sale (the four calendar week rule does not apply to companies quoted on the OTCQB). Pursuant to Rule 144, shareholders must wait at least one year from the date of the filing of this Form 8-K to avail themselves of Rule 144 unless we file a registration statement for the sale of such shares prior thereto. A sale under Rule 144 or under any other exemption from the Securities Act, if available, or pursuant to subsequent registrations of our shares of common stock, may have a depressive effect upon the price of our shares of common stock in any active market that may develop.

Because we were once a “shell company,” if we ever become delinquent with the filing of our reports, Rule 144 will no longer be available until and unless we become current.

Rule 144 provides, as indicated above, that sales of securities of a former shell company may only be made once the applicable waiting period has terminated and only if appropriate current information is available by the company, and that it has filed all relevant periodic reports that it is required to file. If we become delinquent with our SEC reports, any holders of restricted securities will no longer be able to sell until, if ever, the company becomes current. No assurance can be made that the Company will be able to remain current with its reports given the costs of an international audit and difficulty in raising capital.

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors and Executive Officers

The following sets forth information about our director and executive officer as of the date of this report:

NAME	AGE	POSITION
Kenneth Williams	42	CEO, CFO, Director
Michael Thompson	43	Director

Mr. Michael Thompson

Mr. Thompson, age 43, is now a director of the Company. He received a BS in Psychology and Sociology from the University of Oregon and a Masters in Marriage and Family Therapy.  He has been involved in the medical marijuana industry as a licensed provider since early 2012.  He has several years of hands-on cultivation experience, which include indoor, outdoor and advance hydroponic production.  He also has in-depth knowledge and experience on the processing of the cannabis flower and by-products into a variety of marketable products.  Mr. Thompson has been involved in efforts to legalize cannabis both for medicinal and recreational purposes.  As a part of those efforts, he has gained a broad understanding of the changing laws regarding medical marijuana.  Currently, he is heading a group designed to capitalize on mainstreaming the industry in areas where recreational use of marijuana has been legalized.  The goal of that endeavor is to provide an upscale retail experience for a broad range of customers.  Mr. Thompson brings his expertise from both a production and retail perspective to the Board.

Mr. Kenneth Williams

Mr. Williams, age 42, is now a director and the Chief Executive Officer and Chief Financial Officer of the Company. He has over eighteen years of work experience in information technology, security and network engineering. Mr. Williams has held various positions as a systems and network engineer and network architect.  From 2004-2011, Mr. Williams worked at the University of Michigan-MBNI Research as a research network specialist.  In 2011, Mr. Williams was appointed as a chief technology officer in the public sector (at Digagogo Ventures Corp.) and later served as the chief executive officer and director. Since 2008, Mr. Williams has been a state-authorized caregiver in the Michigan Medical Marijuana Program.

Significant Employees

Other than the foregoing named officer and directors, we have no full-time employees whose services are materially significant to our business and operations, although we rely heavily on our consultant that helps administer our website.

Involvement in Certain Legal Proceedings

To the best of our knowledge, our sole director and officer has not, during the past ten years:

1.	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

2.
had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

3.
been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

4.
been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.
been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.
been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officer and director and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our shares of common stock and other equity securities, on Forms 3, 4 and 5, respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file.

Code of Ethics

We have not adopted a code of ethics that applies to our sole officer and director, and employees.  When we do adopt a code of ethics, we will disclose it in a Current Report on Form 8-K.

Audit Committee and Audit Committee Financial Expert

Our board of directors has determined that it does not have a member of its audit committee that qualifies as an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K, and is "independent" as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

We believe that our board of directors is capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. We believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the stage of our development and the fact that we have not generated any significant profitability to date. In addition, we currently do not have nominating, compensation or audit committees or committees performing similar functions nor do we have a written nominating, compensation or audit committee charter. Our director does not believe that it is necessary to have such committees because they believe the functions of such committees can be adequately performed by our board of directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officer received total annual salary and bonus compensation in excess of $100,000.

				Stock	Option	All Other
		Salary	Bonus	Awards	Awards	Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)
Kenneth Williams	2013	$0	$0	$4200	$0	$0	$4200
Michael Thompson	2013	$0	$0	$4200	$0	$0	$4200

Summary of Employment Contracts and Material Terms

None of our employees have formal contracts with the Company. We have a Consulting Agreement with Pope Media whereby the Company agrees to maintain, host, update, and publish the website, www.cannabismagazine.com and coordinate the publication of the physical magazine as well. The term of the consulting agreement is for three years and contains the following material terms: $150,000 in cash will be paid to consultant within the first month of execution, $150,000 in stock will be paid to consultant within six months of execution, and $150,000 in cash will be paid to consultant over the thirty six month term of the contract, with $4,167 due to consultant monthly.

Compensation of Directors

Our board members receive 10,000 shares of our common stock quarterly for their service on our board.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions With Related Persons

None.

Promoters and Certain Control Persons

We did not have any promoters at any time during the past five fiscal years.

Director Independence

We do not have any independent directors, as the term “independent” is defined by the rules of the NASDAQ Stock Market.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties and an adverse result in these or other matters may arise from time to time that may harm our business. Except as set forth below, we are currently not aware of any such legal proceedings or claims that we believe will have a material adverse effect on our business, financial condition or operating results.

MARKET PRICE AND DIVIDENDS ON OUR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Our common stock is not traded on any exchange.  Our common stock is quoted on OTC Bulletin Board under the trading symbol “MDCN”.   We cannot assure you that there will be a market in the future for our common stock.

OTC Bulletin Board securities are not listed and traded on the floor of an organized national or regional stock exchange.  Instead, OTC Bulletin Board securities transactions are conducted through a telephone and computer network connecting dealers.  OTC Bulletin Board issuers are traditionally smaller companies that do not meet the financial and other listing requirements of a national or regional stock exchange.

Holders

As of October 1, 2013 there were 142 stockholders of record of our common stock. This number does not include shares held by brokerage clearing houses, depositories or others in unregistered form.

Dividends

Any decisions regarding dividends will be made by our board of directors. We currently intend to retain and use any future earnings for the development and expansion of our business and do not anticipate paying any cash dividends in the foreseeable future. Our board of directors has complete discretion on whether to pay dividends, subject to the approval of our stockholders. Even if our board of directors decides to pay dividends, the form, frequency and amount will depend upon our future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors that the board of directors may deem relevant.

Securities Authorized for Issuance Under Equity Compensation Plans

We do not have in effect any compensation plans under which our equity securities are authorized for issuance and we do not have any outstanding stock options.

RECENT SALES OF UNREGISTERED SECURITIES

The Company effected a forward split paid as a dividend on September 19, 2013.

On October 4, 2013, the Company issued 10,000 shares to Kenneth Williams and 10,000 shares to Michael Thompson in consideration of their service as a board member of the Company.

On November 25, 2013, the Company issued 500,000 shares of common stock to Cecil Sidow for cash consideration of $125,000. The issuance of such securities was exempt from registration pursuant to Section 4(2) of the Securities Act and Regulation D, Rule 506, promulgated thereunder.  There was no general solicitation, and the investor is financially sophisticated.

On November 25, 2013, the Company issued 100,000 shares of common stock to its legal counsel as payment for its legal and general advisory and consulting services.  The issuance of such securities was exempt from registration pursuant to Section 4(2) of the Securities Act.

On December 6, 2013, the Company issued 20,000 shares of common stock to Clearline Ventures, LLC for consulting and general business advisory services. The issuance of such securities was exempt from registration pursuant to Section 4(2) of the Securities Act.

On December 6, 2013, the Company issued 10,000 shares of common stock to a creditor, Jenson Services, Inc. as consideration for an extension for repayment of an outstanding debt.

DESCRIPTION OF SECURITIES

Common Stock

We are authorized to issue up to 50,000,000 shares of common stock, par value $0.001 per share. Each outstanding share of common stock entitles the holder thereof to one vote per share on all matters. The holders of shares of our common stock are entitled to dividends out of funds legally available when and as declared by our board of directors. All of the issued and outstanding shares of our common stock are duly authorized, validly issued, fully paid and non-assessable. To the extent that additional shares of our common stock are issued, the relative interests of existing stockholders will be diluted.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit No.	Description
10.1 10.2	Management Services Agreement dated November 15, 2013. Amendment to Management Services Agreement dated January 10, 2014

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TC X Calibur, Inc.

January 16, 2013	By:	/s/Kenneth Williams
Kenneth Williams
Chief Executive Officer, Chief Financial Officer and Director